
PRIMO
PRIMO®
DRINK BIG. DRINK HEALTHY.

Safe Harbor

This presentation contains certain statements that are not based on historical fact and are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the "safe harbor" created by those provisions. These statements include, among others, the Company's financial guidance (including with respect to estimated 2019 net sales, Adjusted EBITDA, ratio of total debt to Adjusted EBITDA and free cash flow); our belief that our growth thesis is supported by macro-level trends; our expectations regarding our refill business and the recent changes we have made with respect to our outdoor vending machines, our technology platform and our marketing initiatives; our expectations regarding accelerating growth in our exchange business and with respect to our new national agreement with Albertsons. These statements can otherwise be identified by the use of words such as "anticipate," "believe," "could," "estimate," "expect," "feel," "forecast," "intend," "may," "plan," "potential," "predict," "project," "seek," "should," "would," "will," and similar expressions intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Owing to the uncertainties inherent in forward-looking statements, actual results could differ materially from those stated herein. Factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, long-term growth opportunity with Albertsons through the expansion of our partnership to add Pre-Filled Exchange Water in over one thousand locations; difficulties realizing expected growth in Refill sales volume and net sales from recently discovered insights related to downtime of certain Refill machines, the risk that the recent changes we have made with respect to our outdoor vending machines, our technology platform and our marketing initiatives will not be successful, and the potential that an increase in Refill prices will be offset by lower Refill sales volume; the loss of major retail customers of the Company or the reduction in volume or change in timing of purchases by major retail customers; the consolidation of retail customers and disruption of the retail business model; lower than anticipated consumer and retailer acceptance of and demand for the Company's products and services; the highly competitive environment in which we operate and the entry of a competitor with greater resources into the marketplace; risks that we may continue to incur operating losses in the future; competition and other business conditions in the water and water dispenser industries in general; adverse changes in the Company's relationships with its independent bottlers, distributors and suppliers in its Exchange business; the potential that our distributors do not perform to our retailers' expectations, that we may have difficulty managing our distributor operations or that we or our distributors are not able to manage our growth effectively; our inability to obtain capital when desired on favorable terms, if at all, and the potential dilution such capital acquisition may have on our existing stockholders; the loss of key Company personnel; risks related to fluctuations in currency exchange rates and international political uncertainties, particularly with China; risks associated with the Company's potential expansion into international markets, and our recent entrance into a partnership with a third party in Mexico related to Mexico refill operations, that could be harmful to our business and operations; recently imposed tariffs that cover certain of our products, the potential for increases in existing tariffs or new tariffs, which may materially adversely affect our business, and other potential changes in international trade relations implemented by the U.S. presidential administration; risks related to contamination of the water we sell; the risks posed to our Refill business by electrical outages, localized municipal tap water system shut-downs, "boil water" directives or increases in the cost of electricity or municipal tap water; the misuse of components of our Dispensers by end users; interruption or disruption of our supply chain, distribution channels, bottling and distribution network or third-party service providers; the Company's experiencing product liability, product recall or higher than anticipated rates of sales returns associated with product quality or safety issues; dependence on key management information systems; risks related to cyber breaches, cybersecurity lapses or a failure or corruption of one or more of our key information technology systems, networks, processes, associated sites or service providers, and our ability to maintain confidential or credit card information of third parties or other private data relating to the Company, its employees or any third party; changes related to the phase-out of LIBOR; risks related to inventory loss and theft of inventory and cash; the impact of impairment of intangibles on our results of operations; risks related to the brand unification in our Refill segment; our ability to effectively implement certain strategic marketing and brand activation strategies, the incurrence of potentially significant and unanticipated costs, resources and time associated with the development and implementation of new marketing and brand activation strategies, and the risk that such strategies are ultimately ineffective; our ability to build and maintain our brand image and corporate reputation; the Company's inability to efficiently expand operations and capacity to meet growth; the Company's inability to develop, introduce and produce new product offerings within the anticipated timeframe or at all; general economic conditions; the possible adverse effects that decreased discretionary consumer spending may have on the Company's business; risks related to acquisitions and investments in new product lines, business or technologies; risks related to activist stockholders, including the incurrence of substantial costs, diversion of management's attention and resources and the related impacts on our business; changes in the regulatory framework governing the Company's business; significant liabilities or costs associated with litigation or other legal proceedings; the possibility that our ability to use our net operating loss carryforwards in the United States may be limited; the restrictions imposed upon our business as a result of the restrictive covenants contained in our credit agreements; the Company's inability to comply with its covenants in its credit facility; the possibility that we may fail to generate sufficient cash flow to service our debt obligations; the negative effects that global capital and credit market issues may have on our liquidity; the costs of borrowing on our operations as well as other risks described more fully in the Company's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K filed on March 5, 2019 and its subsequent filings under the Securities Exchange Act of 1934. Forward-looking statements reflect management's analysis as of the date of this presentation. The Company does not undertake to revise these statements to reflect subsequent developments, other than in its regular, quarterly earnings releases or as otherwise required by applicable securities laws.

This presentation includes the non-U.S. GAAP financial measure Adjusted EBITDA. Adjusted EBITDA is calculated as net (loss) income before depreciation and amortization; interest expense, net; income tax (benefit) provision; non-cash change in fair value of warrant liability; non-cash, stock-based compensation expense; special items (including non-recurring and acquisition-related costs); and impairment charges and other; and debt refinancing costs. The Company believes Adjusted EBITDA provides useful information to management and investors regarding certain financial and business trends relating to the Company's financial condition and results of operations. Management uses Adjusted EBITDA to compare the Company's performance to that of prior periods for trend analyses and planning purposes. Non-U.S. GAAP measures should not be considered in isolation or as a substitute for, or superior to, financial measures calculated in accordance with U.S. GAAP. Adjusted EBITDA excludes significant expenses that are required by U.S. GAAP to be recorded in the Company's financial statements and is subject to inherent limitations. Please refer to the Company's earnings press releases for a reconciliation of non-U.S. GAAP financial measures to the most comparable measures prepared in accordance with U.S. GAAP.

PRIMO



Agenda

- **Who is Primo?**
- Q1 Results
- Understanding Our Refill Business
- Progress, Momentum and Outlook

THE PRIMO WAY

PURPOSE

We Operate Differently

Inspiring
Healthier
Lives
Thru
Better
Water.


PRIMO
DRINK BIG. DRINK HEALTHY.

Unique & Compelling Recurring Revenue Business

The "Razor"

Dispensers
~7,200 locations



The "Razorblade"

Exchange
~13,200 locations





Refill
~24,300 locations





~35 Bottles Per Year

45,000 Locations Across Diversified Growth Channels in U.S. & Canada

CUSTOMERS

Lowe's
Walmart
Food Lion
Walgreens
The Home Depot
Kmart
Sobeys
Sam's Club
CVS pharmacy
Publix
Circle K
H-E-B
Costco Wholesale
Rite Aid
Kroger
Save Mart Supermarkets
Bi-Lo
Albertsons
Do it Best
Family Dollar
Winn-Dixie
Safeway
Ace Hardware
SuperValu
True Value

CHANNELS

MASS MERCHANT	CONVENIENCE
HOME IMPROVEMENT	DRUG
CLUB	DOLLAR STORES
GROCERY	E-COMMERCE



PRIMO

Growth Thesis Supported by Three Long-Term Macro-Trends


Declining Tap Water Quality
PRIMO
DRINK BIG. DRINK HEALTHY.
Increasing Health & Wellness at Home
Environmentally Sustainable Solutions



Agenda

- Who is Primo?
- **Q1 Results**
- Understanding Our Refill Business
- Progress, Momentum and Outlook

Q1 Results Right On Track

Sales and EBITDA in Line with Guidance

Dispenser Demand Better Than Expected

Strong U.S. Exchange Same-Store Unit Sales Of 13.6%

Refill On Track

PRIMO



Agenda

- Who is Primo?
- Q1 Results
- **Understanding Our Refill Business**
- Progress, Momentum and Outlook

Refill Overview



PRIMO
primowater.com



Only
35¢
Glacier
Water
refreshing
crisp
water
great
tasting

PRIMO

Glacier Water What Was...


Two-Week Routing Regardless of Store Volume or Performance
25+ Year-Old Handheld Technology
100% Of Outdoor Locations Only Accepted Cash
No Connectivity To Equipment Resulting In Zero Visibility Into Downtime Issues, Which Were Typically Not Discovered Until Next Service Date

NO BRAND OR MARKETING

What Will Be…

A Tech-Powered, More Efficient, Branded Growth Business


PRIMO
PREMIUM WATER
REFILL STATION

- Refill education and video on our site
- Video screens
- Rebranding to Primo brand
- Significantly reduced downtime with the help of telemetry
- Trial and loyalty programs
- Credit Card & Epayment – bring new consumers
- Consumers "adopting" machines
- Dynamically routed technicians significantly reducing downtime
- Much more efficient refunds using Zelle rather than mailing money back
- Digital promotion capability
- Spanish only machines where needed
- New handhelds for better tracking and experience for the technicians
- New bottle rack
- Upgraded money counting software and equipment

salesforce | CUMMINS ALLISON | NAYAX | omnitracs | TRACKVIA | Zelle

PRIMO

National Rollout of Credit Card and Telemetry Platform Complete


Present Card / Mobile
or select Brand
VISA
Fee+0.5
NAYAX
PRIMO
REFILL STATION

Downtime Days Improving


14
12
10
8
6
4
2
7-10
12-15
2-4
PRE ROUTING
POST ROUTING
CCR STORES

PRIMO

PRIMO
DRINK BIG. DRINK HEALTHY.

Consumer Activation


Glacier




Glacier



3

Days

1,879

Responses

21%

Conversion Rate


9:01
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facebook.com
Facebook Watch
Primo Water
13 hrs
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THE PRIMO EFFECT
SOMETHING BIG IS HAPPENING
PRIMO
REFILL
AND SOON YOU'LL START
FILLIN'
REENERGIZED
REFOCUSED
RECHARGED
REFRESHED


DRINK 25% MORE WATER
PRIMOWATER.COM/SELF-SERVICE-REFILL-WATER
$5 REFILL REWARD CARD
PRIMO
REFILL
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5 STEP PURIFICATION PROCESS
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PRIMOWATER.COM/SELF-SERVICE-REFILL-WATER

PRIMO



Agenda

- Who is Primo?
- Q1 Results
- Understanding Our Refill Business
- **Progress, Momentum and Outlook**

Well Constructed Strategies…

GROW DISPENSER HOUSEHOLDS → **IMPROVE WATER CONNECTIVITY** → **INCREASE SAME-STORE SALES**




BLACK
FRIDAY


FREE
5-Gallon Bottle of Primo Water
with pruchase of white Primo® Top-Leading Water Dispenser
Available at
Walmart


PRIMO PROMISE
YOUR TAP WATER CAN HANG OUT
IN SOME PRETTY SEEDY JOINTS.
IT'S TIME TO RETHINK YOUR WATER

PRIMO

Marketing Initiatives Driving Dispenser Demand


GROWING DISPENSER DEMAND OR SELL-THRU
200,000
180,000
160,000
140,000
120,000
100,000
80,000
Q1 12
Q3 12
Q1 13
Q3 13
Q1 14
Q3 14
Q1 15
Q3 15
Q1 16
Q3 16
Q1 17
Q3 17
Q1 18
Q3 18
Q1 19

Only in 5% of Homes Today

Inflected Exchange Growth

U.S. EXCHANGE SAME-STORE SALES UNIT GROWTH



4,500,000
4,000,000
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
-
5.0%
14.7%
13.0%
21.2%
12.1%
10.6%
8.5%
9.6%
12.1%
9.7%
10.5%
10.8%
8.6%
8.7%
11.6%
9.2%
9.3%
9.7%
8.9%
9.6%
6.1%
6.2%
6.2%
6.1%
9.5%
9.7%
10.4%
13.3%
13.6%
Q1 12
Q2 12
Q3 12
Q4 12
Q1 13
Q2 13
Q3 13
Q4 13
Q1 14
Q2 14
Q3 14
Q4 14
Q1 15
Q2 15
Q3 15
Q4 15
Q1 16
Q2 16
Q3 16
Q4 16
Q1 17
Q2 17
Q3 17
Q4 17
Q1 18
Q2 18
Q3 18
Q4 18
Q1 19
SSS Growth
Units

PRIMO

Exchange Comp Growth Driving New Locations
National Agreement with Albertsons


Albertsons
Sav-on



ACME · Albertsons · Albertsons Market · Amigos · Andronico's Community Markets · CARRS · Haggen

Jewel Osco · Lucky · Market Street · PAVILIONS · Plated. · Randalls · SAFEWAY

SAFEWAY community markets · shaws · star market · Tom Thumb · United Express · United supermarkets · VONS

Cross Selling Exchange into Refill Locations

1000+ New Locations

Multi-Year Deal Both Exchange and Refill

Track Record of Growth


($ in millions)
Net Sales
$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$-
$106.3
$127.0
$142.5
$286.1
$302.1
$317 - $325
2014
2015
2016
2017
2018
2019E


($ in millions)
Adjusted EBITDA (1)
$65
$55
$45
$35
$25
$15
$5
$(5)
$13.0
$18.1
$24.1
$54.7
$55.4
$59 - $62
2014
2015
2016
2017
2018
2019E

(1) Adjusted EBITDA is a non-GAAP measure and excludes primarily non-cash stock-based compensation expense and special items and impairment charges and other.

PRIMO

Growth is Driving Improved Leverage and Free Cash Flow

Total Debt to Adjusted EBITDA [1]


6.0x
5.0x
4.0x
3.0x
2.0x
1.0x
0.0x
4.1x
2.7x
1.9x
1.1x
0.9x
5.4x
4.9x
3.4x
3.1x
2012
2014
2016 TTM Q3 2016
2017
2019 Estimate at the Mid-Point (2)

Free Cash Flow


($ in millions)
$25.0
$20.0
$15.0
$10.0
$5.0
$-
$(5.0)
$0.8
$5.5
$5.8
$(2.8)
$9.5
$20.5 - $23.5
2014
2015
2016
2017
2018
2019 Estimate(3)

(1) Adjusted EBITDA is a non-GAAP measure and excludes primarily non-cash stock-based compensation expense and special items and impairment charges and other.
(2) Based upon Adjusted EBITDA guidance mid-point and debt levels of $190 million.
(3) Based upon Adjusted EBITDA guidance low and high less $10.5 million in interest expense, $26.0 million in capital expenditures and $2.0 million in working capital and other

PRIMO

Investment Highlights

Purpose-driven Company with Significant Market Share at Retail

Large Opportunity with Attractive Secular Trends

Only 5% of Homes in the U.S. have a Water Dispenser

Robust Recurring "Razor-blade" Model Driving Growth Across Several Channels

Long-term Track Record of Improving and Growing Operating Segments

Growing Sales and Expense Leverage Driving Increased EBITDA and Free Cash Flows


PRIMO
PRIMO®
DRINK BIG. DRINK HEALTHY.